Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”) dated as of November 19, 2020, is made among CHARAH SOLUTIONS, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined below) (in such capacity, the “Administrative Agent”), the Lenders party hereto (each, a “Consenting Lender”), and the undersigned Guarantors. Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.

RECITALS:

A. The Borrower, the Guarantors, the Administrative Agent and certain financial institutions party thereto from time to time (the “Lenders”) have entered into that certain Credit Agreement dated as of September 21, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a Revolving Facility and a Term Facility.

B. The Borrower has requested that Administrative Agent and the Lenders consent to its sale of Allied Power Holdings, LLC, a Delaware limited liability company (“Allied Power”), to Bernhard Capital Partners Management LP or an Affiliate or Affiliates thereof pursuant to that certain Unit Purchase Agreement dated as of November 19, 2020 among Allied Group Intermediate Holdings, LLC, the Borrower and Allied Power (such transaction, the “Allied Disposition”).

C. In connection with its proposed refinancing of a loan from First Financial Bank, currently outstanding in the aggregate principal amount of approximately $5,590,000 (the “First Financial Loan”), the Borrower has requested that the Administrative Agent and the Lenders consent to a Sale and Leaseback Transaction whereby the Borrower would Dispose of certain equipment that currently secures the First Financial Loan (such equipment being more particularly described on Exhibit A hereto), to CSC Leasing Co. for a purchase price approximating the fair market value thereof, and would lease such equipment back from CSC Leasing Co. under a capital lease having a term of three (3) years (such transactions, collectively, the “CSC Sale-Leaseback Transaction”).

D. The Administrative Agent and the Consenting Lenders are willing to amend the Credit Agreement to permit the Allied Disposition and the CSC Sale-Leaseback Transaction and as otherwise provided herein on the terms and conditions set forth herein.

In consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, as of the date on which this Amendment becomes effective, the parties hereto hereby agree that the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add new defined terms of “Allied Disposition”, “Allied Power” and “CSC Sale-Leaseback Transaction” in appropriate alphabetical order, to read as follows:

“Allied Disposition” means the Disposition by the Borrower of Allied Power and its Subsidiaries to Bernhard Capital Management LP or an Affiliate or Affiliates thereof for a purchase price of not less than $40,000,000 pursuant to the terms of that certain Unit Purchase Agreement dated as of November 19, 2020 among Allied Group Intermediate Holdings, LLC, the Borrower, and Allied Power, as in effect on such date.

“Allied Power” means Allied Power Holdings, LLC, a Delaware limited liability.

“CSC Sale-Leaseback Transaction” means the Disposition by the Borrower of certain equipment, as described in Exhibit A to Amendment No. 4 to this Agreement, to CSC Leasing Co. for a purchase price approximating the fair market value thereof, and the lease by the Borrower of such equipment from CSC Leasing Co. under a capital lease having a term of three (3) years.

(b) The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated EBITDA, plus (ii) lease expense and rent expense, less (iii) the aggregate amount of all unfinanced Capital Expenditures, less (iv) Restricted Payments (other than any Restricted Payment permitted pursuant to Section 7.06(b)) and any earn-out payments paid in cash, less (v) the aggregate amount of federal, state, local and foreign income taxes paid in cash, in each case, of or by the Borrower and its Subsidiaries for the most recently completed Measurement Period to (b) the sum of (i) Consolidated Interest Charges payable (other than interest “payable in kind”), (ii) the aggregate amount of all scheduled capital lease obligations, (iii) scheduled principal payments of Consolidated Funded Indebtedness (other than Indebtedness hereunder), and (iv) to the extent not included in Consolidated Interest Charges, lease expense and rent expense payable, in each case, of or by the Borrower and its Subsidiaries for the most recently completed Measurement Period.

(c) Section 1.03(d) of the Credit Agreement is amended by adding the following proviso immediately after the reference to “such Measurement Period” therein:

“; provided, however, that, notwithstanding the foregoing, the provisions of this Section 1.03(d) shall not apply to the Allied Disposition with respect to the results of operation of Allied Power through October 31, 2020.”

(d) Section 2.05(b)(i) of the Credit Agreement is amended by deleting the reference therein to “(other than any Dispositions permitted by clauses (a), (b) and (c) of Section 7.05)” and inserting in lieu thereof “(other than any Dispositions permitted by clauses (a), (b), (c), (k) and (l) of Section 7.05)”.

(e) Section 7.01 of the Credit Agreement is amended by inserting the following as a new clause (m) thereof and renaming existing clause (m) as clause (n), with appropriate punctuation changes:

(m) Liens incurred in connection with any Sale and Leaseback Transaction permitted by Section 7.13; and

(f) Section 7.03 of the Credit Agreement is amended by inserting the following as a new clause (j) thereof and renaming existing clause (j) as clause (k), with appropriate punctuation changes:

(j) Investments consisting of any Sale and Leaseback Transaction permitted by Section 7.13; and

(g) Section 7.05 of the Credit Agreement is amended by inserting the following as new clauses (k) and (l) thereof and renaming existing clause (k) as clause (m), with appropriate punctuation and typographical changes (including, for the avoidance of doubt, deleting each reference in the existing clause (k) to “this clause (k)” and inserting in lieu thereof “this clause (m)”):

(k) the Allied Disposition; provided that substantially simultaneously with, and as a part of the closing thereof, the Borrower shall use the Net Cash Proceeds thereof to (i) pay outstanding Term Loans in an aggregate amount of not less than $30,000,000, to be applied first to the prepayment of the Delayed Draw Term Loans in full and then to the prepayment of Closing Date Term Loans in inverse order of maturity, and (ii) make a prepayment of the Revolving Loans in an amount equal to the remainder of such Net Cash Proceeds; and provided further that such Disposition occurs not later than November 30, 2020;

(l) the CSC Sale-Leaseback Transaction; provided that substantially simultaneously with, and as a part of the closing thereof, the Borrower shall apply any Net Cash Proceeds thereof, after repayment of any Indebtedness secured by a Permitted Lien on the related property, to repay outstanding Revolving Loans; and

(h) Section 7.11(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

Consolidated Net Leverage Ratio. Permit the Consolidated Net Leverage Ratio at any time during the periods set forth below to be greater than the ratio set forth below opposite such period:

Period	Maximum Consolidated Net Leverage Ratio
December 31, 2020 through March 30, 2021	5.50 to 1.00
March 31, 2021 through September 29, 2021	4.80 to 1.00
September 30, 2021 through December 30, 2021	4.50 to 1.00
December 31, 2021 and thereafter	3.50 to 1.00

(i) Section 7.11(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

(b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of the Measurement Period ending March 31, 2021 to be less than 1.00 to 1.00 and as of the end of each Measurement Period ending thereafter to be less than 1.20 to 1.00.

(j) Section 7.13 of the Credit Agreement is amended and restated in its entirety to read as follows:

Sale and Leaseback Transactions.

Enter into any Sale and Leaseback Transaction, other than the CSC Sale-Leaseback Transaction.

Section 2. Effectiveness; Conditions Precedent. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Effective Date”):

(a) the Administrative Agent’s receipt of this Amendment, duly executed by the Borrower, the Administrative Agent, and the Required Lenders (which counterparts may be delivered by facsimile, electronic email or other electronic means (including PDF) with originals to follow) in form and substance reasonably satisfactory to the Administrative Agent; and

(b) the Administrative Agent’s receipt of a work fee in the amount of $100,000, to be paid to each Consenting Lender that has delivered its signature page to the Administrative Agent by not later than 12:00 p.m. Eastern Time on Tuesday, November 10, 2020, on a pro rata basis in proportion to the Total Credit Exposure of such Consenting Lender to the aggregate Total Credit Exposure of all such Consenting Lenders.

Section 3. Representations and Warranties. In order to induce the Administrative Agent and the Consenting Lenders to enter into this Amendment, the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by it in Article V of the Credit Agreement, and by each Loan Party in each of the Loan Documents to which such Loan Party is a party, or in any document furnished at any time under or in connection therewith, are (i) with respect to representations and warranties that contain a materiality qualification, true and correct in all respects as of the date hereof and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the date hereof, except in each case (A) to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (B) the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) thereof, respectively;

(b) Since the date of the most recent financial reports of the Borrower and its Subsidiaries delivered pursuant to Section 6.01(a) of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c) This Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d) As of the date hereof, no Default or Event of Default has occurred that is continuing.

Section 4. Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 11.01 of the Credit Agreement.

Section 5. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms. This Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (ii) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time other than as expressly set forth herein, or (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any Loan Party or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7. Governing Law; Jurisdiction, Etc. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 11.14 and 11.15 of the Credit Agreement.

Section 8. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

Section 9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Guarantor, the Administrative Agent and each Lender, and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 11.06 of the Credit Agreement.

Section 10. Costs and Expenses. In accordance with Section 11.04(a) of the Credit Agreement, the Borrower hereby agrees to pay on demand all reasonable and documented out-of-pocket expenses of the Administrative Agent (including the reasonable and documented fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution and delivery of this Amendment and any other related documents.

Section 11. Release; Indemnification.

(a) Release. In further consideration of the Administrative Agent’s and the Consenting Lenders’ execution of this Amendment, the Borrower and the Guarantors, individually and on behalf of their successors (including any trustees or any debtor-in-possession acting on behalf of the Borrower or a Guarantor), assigns, subsidiaries and affiliates, hereby forever release the Administrative Agent, the Lenders and their successors, assigns, parents, subsidiaries, and affiliates and their officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity), and obligations of every nature whatsoever (other than any obligations to advance Loans under and in accordance with the Credit Agreement), whether liquidated or unliquidated, whether matured or unmatured, whether fixed or contingent that the Borrower or any Guarantor has or may have against the Releasees, or any of them, in each case which arise from or relate to any actions which the Releasees, or any of them, have or may have taken or omitted to take in connection with the Credit Agreement or the other Loan Documents prior to the date hereof (including with respect to the Obligations, any Collateral and any third parties liable in whole or in part for the Obligations); provided that neither the Borrower nor any Guarantor is waiving any defense to expense reimbursement or indemnification expressly set forth in Section 11.04 of the Credit Agreement. This provision shall survive and continue in full force and effect whether or not the Borrower shall satisfy all other provisions of the Credit Agreement or the other Loan Documents.

(b) Related Indemnity. The Borrower and each Guarantor hereby agree that its release of the Releasees set forth in Section 11(a) shall include an obligation to indemnify and hold the Releasees, or any of them, harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any Person, including officers, directors, agents, trustees, creditors, partners or shareholders of the Borrower or any Guarantor or any parent, subsidiary or affiliate of the Borrower or such Guarantor, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statutes, regulation, common law principle or otherwise arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith; provided, that the Borrower shall not be liable for any indemnification to a Releasee to the extent that any such liability, obligation, loss, penalty, action, judgment, suit, cost, expense or disbursement results from (i) the applicable Releasee’s gross negligence, willful misconduct or breach in bad faith, as finally determined by a court of competent jurisdiction, (ii) a claim brought by the Borrower or any other Guarantor against an Indemnitee for a material breach in bad faith of such Releasee’s obligations under the Credit Agreement or under any other Loan Document if the Borrower or such Guarantor has obtained a final, non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction, or (iii) a dispute solely among the Releasees and not arising out of any act or omission of the Borrower or any of its Subsidiaries or Affiliates (other than any claim against an Indemnitee in its capacity or in fulfilling its role as an Arranger, the Administrative Agent, the Swingline Lender or an L/C Issuer under the Credit Agreement). The foregoing indemnity shall survive the payment in full of the Obligations and the termination of the Credit Agreement and the other Loan Documents.

Section 12. Reaffirmation.

(a) Each Loan Party hereby acknowledges that it expects to realize substantial direct and indirect benefits as a result of this Amendment.

(b) Each Loan Party hereby acknowledges its receipt of this Amendment and its review of the terms and conditions hereof, and consents to the terms and conditions of this Amendment and the transactions contemplated herein.

(c) Each Loan Party hereby (i) affirms and confirms each of its guarantees, pledges, grants and other agreements under each Collateral Document, (ii) affirms that it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and (iii) agrees that, notwithstanding the effectiveness of this Amendment, each Security Document and all guarantees, pledges, grants and other agreements thereunder shall continue to be in full force and effect in respect of, and to secure, the Secured Obligations.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

CHARAH SOLUTIONS, INC., a Delaware corporation

By:	/s/ Scott Sewell
Name:	Scott Sewell
Title:	President & CEO

GUARANTORS:

ALLIED POWER HOLDINGS, LLC, a Delaware limited liability company

By:	Charah Solutions, Inc.,
its sole member and sole manager

	By:	/s/ Scott Sewell
	Name:	Scott Sewell
	Title:	President & CEO

ALLIED POWER MANAGEMENT, LLC, a Delaware limited liability company

By:	Allied Power Sole Member, LLC,
its sole member

By:	Allied Power Holdings, LLC,
its sole member

By:	Charah Solutions, Inc.,
its sole member and sole manager

	By:	/s/ Scott Sewell
	Name:	Scott Sewell
	Title:	President & CEO

Charah Solutions, Inc.

Amendment No. 4 to Credit Agreement

Signature Page

ALLIED POWER RESOURCES, LLC, a Delaware limited liability company

By:	Allied Power Management, LLC,
its sole member

By:	Allied Power Holdings, LLC,
its sole member

By:	Charah Solutions, Inc.,
its sole member and sole manager

	By:	/s/ Scott Sewell
	Name:	Scott Sewell
	Title:	President & CEO

ALLIED POWER SERVICES, LLC, a Delaware limited liability company

By:	Allied Power Management, LLC,
its sole member

By:	Allied Power Holdings, LLC,
its sole member

By:	Charah Solutions, Inc.,
its sole member and sole manager

	By:	/s/ Scott Sewell
	Name:	Scott Sewell
	Title:	President & CEO

ALLIED POWER SOLE MEMBER, LLC, a Delaware limited liability company

By:	Allied Power Holdings, LLC,
its sole member

By:	Charah Solutions, Inc.,
its sole member and sole manager

	By:	/s/ Scott Sewell
	Name:	Scott Sewell
	Title:	President & CEO

Charah Solutions, Inc.

Amendment No. 4 to Credit Agreement

Signature Page

ASH MANAGEMENT SERVICES, LLC, a Kentucky limited liability company

By:	Charah, LLC
its sole member and sole manager

By:	/s/ Scott Sewell
Name:	Scott Sewell
Title:	President & CEO

CHARAH MANAGEMENT LLC, a Delaware limited liability company

By:	Charah Solutions, Inc.,
its sole member and sole manager

By:	/s/ Scott Sewell
Name:	Scott Sewell
Title:	President & CEO

CHARAH PLANT SERVICES, LLC, a Delaware limited liability company

By:	Allied Power Management, LLC,
its sole member

By:	Allied Power Holdings, LLC,
its sole member

By:	Charah Solutions, Inc.,
its sole member and sole manager

By:	/s/ Scott Sewell
Name:	Scott Sewell
Title:	President & CEO

Charah Solutions, Inc.

Amendment No. 4 to Credit Agreement

Signature Page

CHARAH SOLE MEMBER LLC, a Delaware limited liability company

By:	Charah Management LLC,
its sole member and managing member

By:	Charah Solutions, Inc.,
its sole member and sole manager

By:	/s/ Scott Sewell
Name:	Scott Sewell
Title:	President & CEO

CHARAH, LLC, a Kentucky limited liability company

By:	Charah Sole Member LLC,
its sole member and sole manager

By:	Charah Management LLC,
its sole member and managing member

By:	Charah Solutions, Inc.,
its sole member and sole manager

By:	/s/ Scott Sewell
Name:	Scott Sewell
Title:	President & CEO

MERCURY CAPTURE BENEFICIATION, LLC, a Delaware limited liability company

By:	Charah, LLC its sole manager

By:	/s/ Scott Sewell
Name:	Scott Sewell
Title:	President & CEO

MERCURY CAPTURE INTELLECTUAL PROPERTY, LLC, a Delaware limited liability company

By:	Charah, LLC its sole manager

By:	/s/ Scott Sewell
Name:	Scott Sewell
Title:	President & CEO

Charah Solutions, Inc.

Amendment No. 4 to Credit Agreement

Signature Page

NUTEK MICRO-GRINDING, LLC, a Connecticut limited liability company

By:	Charah, LLC its sole manager

	By:	/s/ Scott Sewell
	Name:	Scott Sewell
	Title:	President & CEO

SCB INTERNATIONAL HOLDINGS, LLC, a Delaware limited liability company

By:	Charah, LLC its sole member and sole manager

	By:	/s/ Scott Sewell
	Name:	Scott Sewell
	Title:	President & CEO

SCB TRADING, LLC, a Connecticut limited liability company

By:	Charah, LLC its sole manager

By:	/s/ Scott Sewell
Name:	Scott Sewell
Title:	President & CEO

Charah Solutions, Inc.

Amendment No. 4 to Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Teresa Weirath
Name:	Teresa Weirath
Title:	Vice President

Charah Solutions, Inc.

Amendment No. 4 to Credit Agreement

Signature Page

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

By:	/s/ G. Christopher Miller
Name:	G. Christopher Miller
Title:	Senior Vice President

Charah Solutions, Inc.

Amendment No. 4 to Credit Agreement

Signature Page

REGIONS BANK, as a Lender

By:	/s/ Arhur E. Cutler
Name:	Arhur E. Cutler
Title:	Senior Vice President

Charah Solutions, Inc.

Amendment No. 4 to Credit Agreement

Signature Page

FIRST HORIZON BANK, a Tennessee banking corporation, successor by conversion to First Tennessee Bank National Association, a national banking, as a Lender

By:	/s/ Jim Hennigan
Name:	Jim Hennigan
Title:	Senior Vice President

Charah Solutions, Inc.

Amendment No. 4 to Credit Agreement

Signature Page

SYNOVUS BANK, as a Lender

By:	/s/ Jeffrey Spielberger
Name:	Jeffrey Spielberger
Title:	Managed Assets Officer

Charah Solutions, Inc.

Amendment No. 4 to Credit Agreement

Signature Page

PINNACLE BANK, as a Lender

By:	/s/ William L. Fuson
Name:	William L. Fuson
Title:	Senior Vice President

Charah Solutions, Inc.

Amendment No. 4 to Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ciara Bochenek
Name:	Ciara Bochenek
Title:	Vice President